LOS ANGELES SINGAPORE KUALA LUMPUR INDONESIA BANGKOK SUZHOU TIANJIN CHONGQING

FOR IMMEDIATE RELEASE	Company Contact: Investor Contact: A. Charles Wilson Berkman Associates Chairman (310) 477-3118 (818) 787-7000 info@BerkmanAssociates.com
Trio-Tech Reports Sharply Narrower Second Quarter Net Loss
As Revenue Increases 11.1%

    Van Nuys, CA -- February 14, 2013 -- Trio-Tech International (NYSE MKT:TRT) today announced financial results for the second quarter and first half of fiscal 2013.

    For the three months ended December 31, 2012, revenue increased 11.1% to $7,351,000 compared $6,619,000 for last year's second quarter.  The net loss attributable to Trio-Tech common shareholders for the second quarter of fiscal 2013 decreased to $506,000, or $0.15 per share.  This compares to a net loss for the second quarter of fiscal 2012 of $1,203,000, or $0.36 per share.

    For the six months ended December 31, 2012, revenue increased 10.9% to $17,098,000, compared $15,418,000 for last year's first half.  The net loss attributable to Trio-Tech common shareholders for the first six months of fiscal 2013 narrowed to $523,000, or $0.16 per share, compared to a net loss for the first six months of fiscal 2012 of $2,007,000, or $0.60 per share. Cash provided by operations for the first six months of fiscal 2013 was $3,646,000, compared to cash used by operations for the first six months of fiscal 2012 of $1,754,000.  Shareholders' equity at December 31, 2012 was $21,132,000, or $6.36 per outstanding share, compared to $20,556,000, or $6.25 per outstanding share, at June 30, 2012.

    "Our core operations performed well in the second quarter, and our cash position is improving.  Revenue from semiconductor testing services was up 33.9%, driven by higher testing volume in our Malaysia, Thailand and China operations, while sales of semiconductor test products increased 3.6%.  Benefitting from the growth in revenue, gross margin for this year's second quarter improved to 18.3% compared to 11.4% a year ago, while operating expenses decreased 18.2%, reflecting our commitment to control costs.  We are optimistic about the outlook for our testing business, especially in China," said SW Yong, Trio-Tech's CEO.

    As previously announced, effective on December 31, 2012, the Company terminated the lease on the yard in Batam, Indonesia used for its oil and gas equipment fabrication business.  Yong noted that this will contribute to further cost reductions beginning in the current quarter.

    About Trio-Tech

    Established in 1958 and headquartered in Van Nuys, California, Trio-Tech International is a diversified business group with interests in semiconductor testing services, manufacturing and distribution of semiconductor testing equipment, oil and gas equipment fabrication and real estate.  Further information about Trio-Tech's semiconductor products and services can be obtained from the Company's Web site at www.triotech.com, www.universalfareast.com, www.shi-international.com and www.ttsolar.com.

Trio-Tech Reports Sharply Narrower Second Quarter Net Loss As Revenue Increases 11.1%
February 14, 2013
Page Two

Forward-Looking Statements

This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company.  In light of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward-looking statements made by or on behalf of the Company: market acceptance of Company products and services; changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company's products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Southeast Asia, including currency fluctuations and devaluation, currency restrictions, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this Quarterly Report are forward-looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward-looking statements by the use of terminology such as "may," "will," "expects," "plans," "anticipates," "estimates," "potential," "believes," "can impact," "continue," or the negative thereof or other comparable terminology.  Forward-looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions.

(tables attached)

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended		Six Months Ended
	December 31,		December 31,

Revenue	2012	2011	2012	2011
Products	$3,419	$3,301	$9,055	$6,417
Testing Services	3,769	2,815	7,678	6,106
Fabrication Services	130	455	302	2,800
Other	33	48	63	95

	7,351	6,619	17,098	15,418
Costs of Sales
Cost of products sold	2,799	2,743	7,825	5,350
Cost of testing services rendered	2,842	2,566	5,519	5,200
Cost of fabrication services rendered	331	528	578	2,660
Other	32	26	65	52

	6,004	5,863	13,987	13,262

Gross Margin	1,347	756	3,111	2,156

Operating Expenses:
General and administrative	1,731	2,166	3,555	4,264
Selling	129	123	262	267
Research and development	72	73	145	148
(Gain) Loss on disposal of property, plant and equipment	--	--	(3)	4

Total operating expenses	1,932	2,362	3,959	4,683

Loss from Operations	(585)	(1,606)	(848)	(2,527)

Other Income (Expenses)
Interest expense	(82)	(70)	(167)	(131)
Other income, net	75	(23)	257	21

Total other (expenses) income	(7)	(93)	90	(110)

Loss from Continuing Operations before Income Taxes	(592)	(1,699)	(758)	(2,637)

Income Tax Benefit (Expense)	(2)	136	123	99

Loss from Continuing Operations before Non-controlling Interest, net of tax	(594)	(1,563)	(635)	(2,538)

Equity in earnings of unconsolidated joint venture, net of tax	--	--	--	(11)

LOSS FROM DISCONTINUED OPERATIONS, net of tax	--	(1)	--	(2)

NET LOSS	$(594)	$(1,564)	$(635)	$(2,551)

Less: Net loss attributable to the non-controlling interest	(88)	(361)	(112)	(544)

Net Loss attributable to Trio-Tech International	(506)	(1,203)	(523)	(2,007)

Net Loss Attributable to Trio-Tech International:
Loss from continuing operations, net of tax	(506)	(1,202)	(523)	(2,005)
Loss from discontinued operations, net of tax	--	(1)	--	(2)

Net Loss Attributable to Trio-Tech Intenational	$(506)	$(1,203)	$(523)	$(2,007)

Comprehensive Income (Loss) Attributable to Trio-Tech:

Net loss	$(594)	$(1,564)	$(635)	$(2,551)
Foreign currency translation, net of tax	161	425	716	(109)
Comprehensive Income (Loss)	(433)	(1,139)	81	(2,660)
Less: Comprehensive (loss) income attributable to non-controlling Interest	(46)	(348)	52	(566)
Comprehensive (Loss) Income Attributable to Trio-Tech	(387)	(791)	29	(2,094)

Basic and diluted loss per share from continuing operations	$(0.15)	$(0.36)	$(0.16)	$(0.60)
Basic and diluted loss per share from discontinued operations	--	--	--	--
Basic and diluted Loss per Share	$(0.15)	$(0.36)	$(0.16)	$(0.60)

Weighted Average Shares Outstanding - Basic and Diluted	3322	3,322	3,322	3,322

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)

	Dec. 31,	June 30,
	2012	2012
ASSETS	(unaudited)

CURRENT ASSETS:
Cash & cash equivalents	$2,790	$1,572
Short-term deposits	105	250
Trade accounts receivable, net	6,869	11,311
Other receivables	560	962
Loan receivables from property development projects	1,123	1,101
Inventories, net	2,138	2,324
Prepaid expenses and other current assets	287	406
Assets held for sale	--	130

Total current assets	13,872	18,056

INVESTMENT IN UNCONSOLIDATED JOINT VENTURE	781	765
INVESTMENT PROPERTIES, Net	1,933	1,815
PROPERTY, PLANT AND EQUIPMENT, Net	13,233	13,193
OTHER ASSETS	599	776
RESTRICTED TERM DEPOSITS	3,615	3,445

TOTAL ASSETS	$34,033	$38,050

LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
Lines of credit	$2,626	$3,605
Accounts payable	2,631	4,834
Accrued expenses	2,611	3,011
Income taxes payable	471	469
Current portion of bank loans payable	734	766
Current portion of capital leases	151	175

Total current liabilities	9,224	12,860

BANK LOANS PAYABLE, net of current portion	3,136	3,373
CAPITAL LEASES, net of current portion	172	221
DEFERRED TAX LIABILITIES	356	497
OTHER NON-CURRENT LIABILITIES	13	543

TOTAL LIABILITIES	12,901	17,494

COMMITMENTS AND CONTINGENCIES	--	--

EQUITY

TRIO-TECH INTERNATIONAL'S SHAREHOLDERS' EQUITY:
Common stock, no par value, 15,000,000 shares
authorized; 3,321,555 shares issued and outstanding at
December 31, 2012, and June 30, 2012, respectively	10,531	10,531
Paid-in capital	2,733	2,431
Accumulated retained earnings	2,164	2,687
Accumulated other comprehensive gain-translation adjustments	3,739	3,187

Total Trio-Tech International shareholders' equity	19,167	18,836

NON-CONTROLLING INTEREST	1,965	1,720

TOTAL EQUITY	21,132	20,556

TOTAL LIABILITIES AND EQUITY	$34,033	$38,050